SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 3, 2010
Optimal Group Inc.
(Exact Name of Registrant as Specified in its Charter)
Canada
(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)
3500 de Maisonneuve Blvd. W., 2 Place Alexis-Nihon, Suite 800, Montreal, Quebec, Canada H3Z 3C1
(Address of Principal Executive Offices, Including Zip Code)
(514) 738-8885
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, 14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On June 3, 2010, the Board of Directors of the Registrant accepted the resignations of Tommy Boman and James Gertler as directors of the Registrant and appointed Leon P. Garfinkle and Richard Yanofsky to fill the resulting vacancies on the Board of Directors. Mr. Garfinkle is the Senior Vice-President, General Counsel and Secretary of the Registrant. Mr. Yanofsky is President of WowWee Canada Inc., a subsidiary of the Registrant, and was a joint actor with 7293411 Canada Inc. in connection with the previously disclosed tender offer by 7293411 Canada Inc. to acquire up to all of the Class A shares of the Registrant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2010	Optimal Group Inc. (Registrant)
	By:	/s/ Neil S. Wechsler
		Name:	Neil S. Wechsler
		Title:	Co-Chairman and Chief Executive Officer

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